UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

UNITED COMMUNITY FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

OHIO	000-024399	34-1856319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Federal Street, Youngstown, Ohio 44503-1203

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (330) 742-0500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Company’s Form 8-K filed with the SEC on February 6, 2017 has been filed to (i) move the disclosure previously filed under Item 2.01 (Completion of Acquisition or Disposition of Assets) to Item 8.01 (Other Matters), and (ii) amend Item 9.01 by removing the references the financial statements and pro forma financial information, which the Company has determined are not required.

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Item 5.02 should be read together with the Item 8.01 (below).

(d)    Pursuant to the Merger Agreement and upon the closing of the Merger (or January 31, 2017), the Board of Directors of the Company and Home Savings, elected Louis M. Altman, to serve as a director of the Company and Home Savings. Mr. Altman was appointed to fill a newly created vacancy upon the Board when the Board increased the size of the Board to ten (10) directors. Mr. Altman’s term will expire in 2019. Mr. Altman will serve on the newly created Trust Committee of the Home Savings Board, and the Company and Home Savings Board will consider Mr. Altman’s other Board Committee appointments at its meeting in March 2017. Mr. Altman’s compensation as a director shall be subject to the Company’s customary terms of directors’ retainer fees and awards, as described in the Company’s proxy statement under the section, “Director Compensation.”

Mr. Altman, owns a 13.50% interest in a limited liability company that leases a branch to Home Savings, and he also owns a 1/3 interest in a limited liability company that leases a loan origination and operations center to Home Savings. Mr. Altman’s father owns a 73.00% and 1/3 interest in each of such limited liability companies, respectively, and Mr. Altman’s brother owns a 13.50% and 1/3 interest in each of such limited liability companies, respectively. In 2016 and January 2017, before the two properties were acquired in the Merger, Home Savings predecessor, PB&T, made lease payments to the limited liability companies in the aggregate of $142,477. The lease term for the branch runs to September 30, 2030 and the rental payment is $8,512 per month, and for the loan origination and operations center, the lease term runs to April 30, 2018 and the rental payment is $3,361.11 per month. Each lease also includes customary common area maintenance charges, including, but not limited to insurance, real estate taxes and maintenance costs and expenses. Since January 1, 2016, the aggregate of all monthly lease payments due under both leases through each initial term as stated above is equal to approximately $1,600,735.

Section 8 – Other Events

Item 8.01	Other Events

Effective as of 6:00 p.m. on January 31, 2017, United Community Financial Corp. (the “Company”) completed its acquisition of Ohio Legacy Corp. (“OLCB”) pursuant to the terms and conditions of the Agreement and Plan of Merger, dated as of September 8, 2016, by and among OLCB, Premier Bank & Trust, OLCB’s wholly owned subsidiary bank (“PB&T”), The Home Savings and Loan Company of Youngstown, Ohio, the Company’s wholly owned subsidiary bank (“HSL”) and the Company (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, OLCB was merged with and into the Company (the “Merger”). Immediately following the Merger, HSL was merged with and into PB&T (the “Bank Merger”), and PB&T changed its name to Home Savings Bank (“Home Savings”).

As a result of the Merger and in accordance with the terms of the Merger Agreement, each preferred shareholder of OLCB was deemed to have been converted into OLCB common shares. Each OLCB common share was converted into the right to receive either $18.00 in cash or 2.736 UCFC common shares, subject to certain allocation procedures set forth in the Merger Agreement that ensured that 50% of OLCB’s common shares outstanding were converted into UCFC common shares and 50% of OLCB’s common shares outstanding received the cash consideration. The Company issued cash in lieu of issuing fractional shares. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference.

OLCB preferred and common shareholders submitted elections forms that required the Company to allocate the number of UCFC common shares issued in the Merger. After considering the deemed conversion of OLCB’s preferred shares, there were a total of 2,217,591.10 Ohio Legacy common shares eligible to be converted into cash and UCFC common shares. OLCB shareholders submitted elections to convert (or deemed to convert) up to 1,479,725.25 OLCB common shares into UCFC common shares, and only 660,213.114 OLCB common shares into cash. Accordingly, there was a shortfall of 448,582.43 OLCB shares that were required to be converted into the right to receive cash, instead of UCFC common shares, resulting in a reduction to those shareholders electing to receive all stock by 25.07%. There also were 77,652.74 non-election OLCB shares, which will receive all cash because of the over-election of UCFC Common shares in accordance with the terms and conditions of the Merger Agreement.

After the allocation procedures are applied to the elections and non-election shares as described above, the Company will issue 3,033,604 UCFC common shares and pay $19,958,724.19 to OLCB shareholders as a result of the Merger.

On January 31, 2017, the Company issued a press release announcing the completion of the merger and the election of Mr. Altman to the Board of Directors of the Company and Home Savings. The press release is furnished herein, as part of this Item 8.01, as Exhibit 99.1. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 8.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the

Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 8.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among United Community Financial Corp., The Home Savings and Loan Company of Youngstown, Ohio, Ohio Legacy Corp. and Premier Bank & Trust, dated as of September 8, 2016 (filed as Exhibit 2.1 to the Company’ s Quarterly Report on Form 10-Q filed on November 8, 2016 (File No. 000-24399))*

99.1	Press Release dated January 31, 2017 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 6, 2017)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementary copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY FINANCIAL CORP.

By:	/s/ Jude J. Nohra
Jude J. Nohra, General Counsel & Secretary

Date: April 10, 2017

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among United Community Financial Corp., The Home Savings and Loan Company of Youngstown, Ohio, Ohio Legacy Corp. and Premier Bank & Trust, dated as of September 8, 2016 (filed as Exhibit 2.1 to the Company’ s Quarterly Report on Form 10-Q filed on November 8, 2016 (File No. 000-24399))*

99.1	Press Release dated January 31, 2017 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 6, 2017)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby agrees to furnish supplementary copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.